BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Supplement dated June 8, 2020

to the Statement of Additional Information (the “SAI”)

dated October 28, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

A.     At a meeting on May 20, 2020, the trustees of the Bridge Builder Trust (the “Trust”) (i) approved the sub-advisory agreement among Olive Street Investment Advisers, Inc., (“Olive Street”), Artisan Partners Limited Partnership (“Artisan”), and the Trust on behalf of the Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) and (ii) the termination of the sub-advisory agreement among Olive Street, ClearBridge Investments LLC (“ClearBridge”), and the Trust on behalf of the Small/Mid Cap Growth Fund.

Accordingly, effective on June 8, 2020, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “Small/Mid Cap Growth Fund” under the section of the SAI entitled “The Funds’ Investment Teams”:

Artisan Partners Limited Partnership (“Artisan”), 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is a Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a sub-advisory agreement with the Adviser. Artisan Partners is a Delaware limited partnership, founded in March 2009, and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation. For its services as a Sub-adviser, Artisan Partners is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of the fees for these accounts are based on account performance, this information is reflected below. Information is shown as of March 31, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Craigh A. Cepukenas	4	$9.2 billion	19	$8.8 billion	63	$11.3 billion
James D. Hamel	4	$9.2 billion	19	$8.8 billion	63	$11.3 billion
Matthew H. Kamm	4	$9.2 billion	19	$8.8 billion	63	$11.3 billion
Jason L. White	4	$9.2 billion	19	$8.8 billion	63	$11.3 billion
Accounts Subject to Performance Fees
Craigh A. Cepukenas	0	0	1	$162.9 million	3	$617.4 million
James D. Hamel	0	0	1	$162.9 million	3	$617.4 million
Matthew H. Kamm	0	0	1	$162.9 million	3	$617.4 million
Jason L. White	0	0	1	$162.9 million	3	$617.4 million

As of March 31, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

2.

The following disclosures (i) hereby replace in their entirety the existing corresponding disclosures under the section of the SAI entitled “The Funds’ Investment Teams – Large Cap Value Fund - Artisan” and (ii) are added to the section of the SAI entitled “The Funds’ Investment Teams – Small/Mid Cap Growth Fund – Artisan”:

Material Conflicts. There are a number of ways in which the interests of Artisan’s portfolio managers and its other personnel might conflict with the interests of the Large Cap Value Fund and/or the Small/Mid Cap Growth Fund (each, a “Fund”) and their shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each of Artisan’s strategies including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams with respect to a given strategy benefit all clients. Artisan’s administrative and operational personnel divide their time among services to the Funds and other client accounts.

Restrictions on Activities. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Funds.

Investments in Issuers with Business Relationships with Artisan. From time to time, clients in a particular investment strategy, including a Fund, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan or its affiliates. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan does not permit investment by client accounts or persons covered by Artisan Partner’s Code of Ethics in securities of any issuer of which an Artisan staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a fund it manages also invests. In such a case, the investment team could harm the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Allocation and Aggregation of Portfolio Transactions among Clients. Artisan seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Artisan has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan and are included in Artisan’s compliance program. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities likely will be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there are instances where a particular security is held by, or appropriate for, more than one investment strategy (“cross holdings”) due to the overlap of their investment universes; however, investment decisions for each strategy, including the applicable Fund, are generally made by the relevant investment team independently of investment decisions for another strategy, such that investment opportunities likely will be allocated differently among client accounts across such investment strategies.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan considers doing so appropriate and practicable under the circumstances (for example, Artisan has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan’s trading procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Waivers of Artisan’s allocation procedures may be made with approval in advance by one of certain designated members of Artisan’s management who are not part of the portfolio management process.

Fees. Like the fees Artisan receives from the Funds, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Across all of its investment strategies, Artisan had seven accounts with performance-based fees as of December 31, 2019. None of those separate accounts was in Artisan’s value equity strategy or mid-cap growth strategy. Although Artisan may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting a Fund’s investment opportunities may also arise when a Fund and other Artisan clients invest in different parts of an issuer’s capital structure, such as when a Fund owns senior debt obligations of an issuer and other clients own junior tranches or equity securities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan’s clients or Artisan may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if Artisan acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, Artisan will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the applicable Fund.

Confidential Information Access. From time to time, employees of Artisan may receive material non-public information (referred to herein as “Confidential Information”).

Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan’s management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan’s employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan, the employee or the client, including the Funds.

Artisan may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict a Fund or other clients of Artisan from trading in securities they hold or in which they may invest. In circumstances when Artisan declines to receive Confidential Information from an issuer, an account, such as a Fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan’s ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

From time to time, Artisan uses paid expert networks. Artisan has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan’s investment decisions for the benefit of its clients. Artisan uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Fund, whether Artisan or its affiliates received client referrals from the broker-dealer. Artisan has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan has adopted procedures with respect to soft dollars, which are included in Artisan’s compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan’s proprietary accounts also present potential conflicts of interest with Artisan’s clients, including the Funds. Artisan from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan’s written allocation procedures among participating accounts. Artisan believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan’s Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan’s current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan’s compliance team will deny pre-approval for transactions that the compliance team believes present a conflict of interest with client transactions. In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan’s compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions. The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan’s clients.

Artisan, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for a Fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, a Fund.

Proxy Voting. Artisan or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on a Fund’s behalf. As described in its proxy voting policy, Artisan will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that a Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan or its affiliate; (iii) Artisan or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan or an affiliate, or an employee of Artisan or an affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan’s proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan’s clients, including a Fund.

Compensation. Artisan’s portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the Large Cap Value Fund and the Small/Mid Cap Growth Fund. Portfolio managers also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan. Artisan’s portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan’s salaried associates.

3.	The sub-section entitled “ClearBridge Investments, LLC (“ClearBridge”)” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Small/Mid Cap Growth Fund” is hereby deleted.

4.	The first paragraph in Appendix B is hereby amended by removing the reference to ClearBridge Investments, LLC.

5.	The sub-section entitled “ClearBridge Investments, LLC - Proxy Voting Policies Summary” under Appendix B is hereby deleted.

B. The following replaces in its entirety the information in the SAI for Jean E. Carter in (i) the table under the caption entitled “Trustees and Executive Officers” to update the column entitled “Other Directorships Held During the Past Five Years” and (ii) in the sub-section entitled “Information about Each of the Trustee’s Qualifications, Experience, Attributes or Skills under the section entitled “Additional Information Concerning the Board of Trustees”:

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)

Jean E. Carter (Born: 1957) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (1982-2005).	9	Trustee, Brandes U.S. registered mutual funds (2008-2020), eight funds as of December 31, 2019

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. She joined Russell Investment Group in 1982. Ms. Carter has also served as an independent trustee on the board of another investment company which consisted of eight series in its trust. She is a previous chair of that board. These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

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